UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2014


                              Eight Dragons Company
             (Exact Name of Registrant as Specified in Its Charter)

         Nevada                    000-28453                   75-2610236
(State of Incorporation)    (Commission File Number)    (IRS Employer ID Number)

                 4925 Greenville Ave, Ste 1400, Dallas TX 75206
                    (Address of principal executive offices)

                                 (214) 373-7793
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Resignation of Goldman Accounting Services CPA, PLLC

On October 8, 2014, the Board of Directors of Eight Dragons Company (the "Company") was notified by its auditors, Goldman Accounting Services CPA, PLLC ("Goldman") of Suffern NY that, due to a recent change of controlling ownership and an associated decision by the Board of Directors of the Company to change audit firms, Goldman would resign from providing any attestation services to the Company effective as of that date.

The Company's Board of Directors has accepted the tendered resignation of Goldman.

No  accountant's  report on the financial  statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended December 31, 2013 and 2012) and from January 1, 2014 to the date of this report, there were no disagreements with either Goldman, or the preceding auditor, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. For the years ended December 31, 2013 and 2012, and from January 1, 2014 through the date of this report, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Goldman with a copy of the foregoing disclosure and requested Goldman to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of Goldman's letter dated October 8, 2014 is attached as
Exhibit 16.1 to this report.

Appointment of the Hillary CPA Group, LLC - Certified Public Accountants

On October 8, 2014, the Board of Directors of the Company appointed the Hillary CPA Group LLC ("Hillary") as the Company's independent registered public accounting firm, effective as of that date. During the Company's two most recent fiscal years ended December 31, 2013 and 2012, and through the subsequent interim period to October 8, 2014, the Company did not consult Hillary with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (b) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

    16.1  Letter from Goldman Accounting Services CPA, PLLC

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EIGHT DRAGONS COMPANY


Dated: October 8, 2014                 By: /s/ Wm. Christopher Reeder
                                          --------------------------------------
                                          Wm. Christopher Reeder
                                          President, Chief Executive Officer,
                                          Chief Financial Officer and Director


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